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The Mexico Fund, Inc.
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 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 Auditors --
 Arthur Andersen

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
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                                    [LOGO]


                                  The Mexico
                                  Fund, Inc.
                            ----------------------
                                 Annual Report
                               October 31, 1999
                         ----------------------------
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                                    [LOGO]

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                             www.themexicofund.com
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The Mexico Fund, Inc.
Annual Report
October 31, 1999
Highlights


 . The Fund's fiscal year 1999 ended October 31, 1999.

 . As a result of the North American Free Trade Agreement (NAFTA), Mexico is now the second largest trade partner of the United States. During the first eight months of 1999, total trade between these two NAFTA members amounted to $124 billion.

 . On November 24, 1999, Mexico and the European Union (EU) concluded negotia-tions to enter into a Free Trade Agreement by June 2000. If approved by the respective legislative bodies, Mexico would become the second country, after Israel, to have a free trade agreement with the two largest commercial blocks in the world and the first country in the Americas to have such an agreement with the EU.

 . Although several international events affected the performance of Mexican fi-nancial markets, the Mexican Stock Exchange (the Bolsa) performed favorably during this fiscal period and resulted in positive returns as measured by the Fund's market price and net asset value (NAV) per share.

 . During this 1999 fiscal year, the Bolsa index increased 41% in dollar terms and the peso revalued slightly against the dollar.

 . At the same time, the Fund's market price and NAV per share increased 32% and 29%, respectively.

 . The Fund's discount between market price and NAV ended this fiscal year at 27%, compared with 28% one year earlier.

 . During the first nine months of 1999, Mexico's current account deficit amounted to $9.67 billion, 14.6% lower than during the same period of 1998. Direct foreign investment financed almost 90% of this deficit and amounted to $8.43 billion.

 . The price of the Mexican oil mix increased significantly during 1999 and reg-istered a level of around $20 per barrel at the end of October 1999, compared with $7.67 per barrel at the end of 1998.

 . The Mexican peso continued to show strength as the rate of exchange ended Oc-tober 1999 at Ps. 9.612 per dollar, 4.5% lower than at the end of fiscal
  1998, when it traded at Ps. 10.064 per dollar.

 . Inflation rates in Mexico continued to decline and the 13% target set by the authorities for 1999 is likely to be reached. The cumulative inflation rate for the first eleven months of 1999 was 11.2%.

 . Interest rates on the 28-day Cetes (treasury bills) ended October 1999 at
  18%, significantly decreasing from 33% one year earlier.

 . To promote management ownership of Fund shares, the Board of Directors unani-mously adopted a program requiring each Director to invest at least one-half of his annual retainer fee in Fund shares. The Board has also adopted several other initiatives intended to enhance the corporate governance of the Fund.

 . The Fund's new Web site-- www.themexicofund.com-- has been available since
  August 1999. Among other features, the Fund's current NAV per share is now published on a same-day basis and its portfolio holdings are updated within the first five business days after the close of each fiscal quarter.

 . A net dividend of 1.54 cents per share will be paid on January 28, 2000 to shareholders of record on December 27, 1999.


  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
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Economic Environment

  Mexico's economic indicators continue to show a positive trend and the North American Free Trade Agreement (NAFTA) has resulted in the economic decoupling of Mexico from the rest of Latin America. According to figures published by the US Department of Commerce, during the first eight months of 1999, total trade between Mexico and the United States amounted to $124 billion, a figure that places Mexico as the second largest trade partner of the United States.

  On November 24, 1999, representatives from Mexico and the EU concluded nego-tiations to implement a Free Trade Agreement (the EU Agreement). The final document will be submitted for approval to the respective legislative bodies during April 2000 and, if approved, the EU Agreement would take effect on June 1, 2000. The EU Agreement could contribute to a reduction in the trade balance deficit that Mexico has historically had with the EU, which during 1998 amounted to $7.8 billion. If this agreement is approved, Mexico would become the second country, after Israel, to have a free trade agreement with the two largest commercial blocks in the world (North America and the EU) as well as the first country in the Americas with a free trade agreement in place with the EU. The NAFTA and EU Agreements would further confirm that Mexico is now the only globally integrated Latin American nation and, for that reason, should be considered as such by international investors.

  During August 1999, Moody's Investors Services (Moody's) and Standard & Poor's (S&P), two of the most prominent risk-rating agencies, improved the rating and outlook, respectively, of Mexico's debt instruments. The upgrade resulted from Mexico's improved external accounts and from the government's commitment to a precautionary pre-electoral financial package with several leading multi-lateral credit institutions.

  During the first nine months of 1999, Mexico's current account deficit amounted to $9.67 billion, 14.6% lower than during the same period of 1998. At the same time, Mexico's capital account registered a surplus of $9.22 billion, and within this, direct foreign investment amounted to $8.43 billion and fi-nanced almost 90% of the current account deficit. International reserves at Banco de Mexico (Central Bank) are now at their highest historical level and exceeded $31 billion at the end of this fiscal year. It is important to note that Mexico is now following a free-floating exchange rate system and for that reason, market forces dictate the current exchange rate levels.

  Mexico's inflation rates continue to show a declining trend and the 13% tar-get set by the Central Bank for 1999 is likely to be achieved. At the end of November 1999, the accumulated 11-month inflation rate was 11.22%. The strict adherence to the monetary policy and the strong performance of the peso have contributed to this declining trend of inflation. The rate of exchange of the peso against the dollar ended this fiscal year at Ps. 9.612 per dollar, 4.5% lower than one year earlier and slightly lower than at the end of 1998.

  Although Mexico's interest rates have declined significantly, their levels are still too high to stimulate domestic credit. The interest rate paid on 28-day Cetes decreased from 33% at the end of fiscal 1998 and 31% at the end of 1998 to 18% at the end of fiscal 1999. These levels are the result of the re-strictive monetary policy currently implemented by the Central Bank.

  The Mexican GDP increased 4.6% during the third quarter of calendar 1999. During this period, the industrial sector grew 4.3% and, within this sector, the manufacturing industry expanded by 5.3%, the construction industry ex-panded by 2.3%, the energy industry expanded by 3.4% and the mining industry contracted 3.1%. During the same period,

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the services and primary sectors increased 4.8% and 3.8%, respectively. As a result, Mexico's GDP increased 3.2% during the first nine months of 1999 and analysts expect it to grow 3.6% during this year and 4.1% during 2000.
  The agreement reached by several oil producing countries, including Mexico, to reduce oil supply by two million barrels per day, has resulted in higher levels of international prices. The price of the Mexican oil mix increased 160%, from $7.70 per barrel at the end of 1998, to approximately $20 per bar-rel as of the end of this fiscal year. In this way, Mexican oil export reve-nues, which had been decreasing through March 1999, started to increase in April 1999.

The Bolsa and the Fund's Performance

  Although several international events affected the performance of the Bolsa during this fiscal year, its results were positive as the solid economic fun-damentals of the country and the relatively low valuations of the Bolsa at-tracted international investors. During this 1999 fiscal year, the Bolsa index increased 41% in dollar terms. A significant portion of this increase was gen-erated by the extraordinary performance of Telmex and Telecom (its holding company), which together represent 35% of the index and increased 62% and 146%, respectively, during this fiscal year. During the first ten months of 1999, the Bolsa has been one of the top ten performing markets worldwide.

  This positive trend of the Bolsa index has also been reflected in the Fund's performance. According to figures provided by Lipper Analytical Services, Inc., during this 1999 fiscal year, the Fund's market price and NAV per share increased 29.6% and 28.5%, respectively, to $14 5/16 and $19.57, respectively. The difference between the performance of the Fund's NAV and the Bolsa index is explained by the performance and weight within the index of Telmex and Telecom. The Fund increased its investments in these two issuers from 10% of its total net assets at the end of fiscal 1998 to 17% at the end of this period, whereas these two issuers represent 35% of the Bolsa index as of October 31, 1999. The Fund's diversification policies do not permit it to match this con-centration.
  Although the Bolsa index has increased significantly, several fundamental indicators still suggest that market prices of listed companies show modest valuations. At the end of October 1999, the price-earnings (PE) and price-book value (PBV) ratios of the Bolsa were 8.6 and 1.1 times, respectively. Although not totally comparable, the PE ratios of the Dow Jones Industrial Average and S&P 500 indices in the US were approximately 23 and 33 times, respectively.
  Although the discount between market price and NAV decreased to a minimum level of 16% during May 1999, it increased to 27% at the end of this fiscal year. One of the external factors that generated this increase was the vola-tility experienced by international stock markets because of the potential in-crease in US interest rates. On the domestic field, the year 2000 transition and the Mexican presidential elections that will be held in July 2000 are two of the important factors drawing the attention of international investors. The Fund's Board of Directors continues to monitor the discount issue and believes that as these and other issues resolve favorably, the discount will return to more reasonable levels, although this result cannot be assured.

Declaration of Dividend

  The Board of Directors has delcared a gross dividend of 1.93 cents per share. After deduction of the Mexican withholding tax applicable to dividends received by the Fund, shareholders will receive a dividend of 1.54 cents per share. This dividend is payable on January 28, 2000 to shareholders of record on December 27, 1999, and is comprised entirely of net investment income.

Portfolio Strategy
  During the last quarter of fiscal 1999, the Fund reduced some of its invest-ments in securities with limited market liquidity in order to increase its ex-posure to Telmex and Carso Global Telecom (see description below). At the end of this period, these two issuers represented 17.30% of the Fund's assets, compared with 12.70% three months earlier.

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  The Fund also increased its investments in selected issuers in the entertain-
ment, conglomerates and retail sectors and reduced its exposure to some issuers in the cement, beverages, food, paper and insurance sectors. Some of these transactions were made in order to comply with diversification requirements ap-plicable to the Fund. This Annual Report includes, for your reference, a sum-mary description of the Fund's ten largest holdings, which at the end of fiscal 1999 represented 64.80% of its total net assets.

  The Fund now publishes on its Web site, located at www.themexicofund.com, its portfolio of investments as of the end of each fiscal quarter, updated within five business days after the closing of the fiscal quarter. Accordingly, the Fund's portfolio of investments, as reported on the Web site, is updated during the first five business days of February, May, August and November. The Fund's portfolio of investments as of October 31, 1999 has been posted on the Web site since early November 1999.

Corporate Governance Initiatives

  As part of the Board of Directors' continuing efforts to improve its quality of service to the Fund and its shareholders, the Board undertook several initiatives during the past fiscal year. First, the Board established a Nominating and Corporate Governance Committee comprised solely of independent directors. The Committee is charged with, among other things, evaluating the proposed candidates for membership on the Board of Directors and addressing issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board also adopted charters for the Audit, Contract Review, and Nominating and Corporate Governance Committees to better define their functions and responsibilities. Finally, in order to better align the interests of Fund Directors and shareholders, the Board unanimously adopted a program requiring Directors to invest at least half of their annual retainer fee in Fund shares bought on the secondary market. This policy became effective in September 1999, and each Di-rector of the Fund has increased his Fund share ownership during the fiscal year ended October 31, 1999.

Investor Relations

  On August 2, 1999, the Fund unveiled an improved version of its Web site. Among other features, the Fund's Web site now publishes the Fund's NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. The improved Web site also pro-vides the complete history of dividend distributions made by the Fund and addi-tional links to useful sites of Mexican government agencies, capital markets and listed companies. We hope that the Fund's Web site will be a useful re-source for information and we will continue working to improve it.

  The Fund now also offers a convenient e-mail service as another way for shareholders and potential investors to obtain additional information and to contact Fund management. Please direct your e-mail inquiries to:

  Investor Relations Office
  investor-relations@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Adviser dis-tributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via ordinary mail. Please direct your request to the Investment Adviser via e-mail or write to:

  Impulsora del Fondo Mexico, sa de cv.
  77 Aristoteles St., 3rd Floor
  Polanco
  11560 Mexico, D.F.
  Mexico

  The Fund also has a toll free telephone number and an information agent, Mor-row & Co. Inc. in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

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--------------------------------------------------------------------------------

  Morrow & Co., Inc.
  14755 Preston Road Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

  In addition to the Fund's Web site, information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the NYSE Composite Transactions un-der the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

  Investors are informed that the Fund's address and principal executive office is:

  The Mexico Fund, Inc.
  1775 Eye Street, N.W.
  Washington, D.C. 20006-2401
  USA

Securities Lending Program

  The Fund commenced a securities lending program on August 18, 1998 and ap-pointed Merrill Lynch Portfolio Services, Inc. (ML) as its securities lending agent. From the commencement of operation of the securities lending program through August 24, 1999, the Fund generated net income of $482,683 through the program. The engagement of ML was terminated when ML sold its securities lend-ing business. The Fund is currently reviewing other proposals to appoint a new securities lending agent and expects to re-establish its securities lending program within the next few months.

Year 2000 (Y2K)

  Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not cor-rectly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Y2K issues affect virtually all companies and organizations on a worldwide basis.

  The Investment Adviser has completed all necessary modifications required to ensure that the Fund's and the Adviser's computer systems are capable of processing information on or after January 1, 2000. During July 1999, an exter-nal systems auditor approved the Fund's and the Adviser's systems as Y2K-com-pliant.

  The Fund continues to assess with third parties their Y2K plans and compli-ance efforts. The Fund has developed a contingency plan intended to provide for possible Y2K occurrences if, and as, the Fund begins to experience system and computer difficulties. The Fund is also trying to ensure that third party non-compliance, should it occur, will not materially affect the Fund's operations. The Fund does not currently anticipate that the Y2K issue will have an adverse effect on the Adviser's ability to continue to provide the services it cur-rently provides to the Fund.

  The Fund's investment return, however, could be adversely affected if the Y2K issue affects any of the companies in which the Fund invests. For this reason, the Adviser has sent questionnaires to all these companies requesting informa-tion about their Y2K status and has obtained favorable responses from them. However, there can be no assurance that the Fund or its portfolio companies will not experience adverse effects if certain Y2K problems arise. For example, if the Mexican Stock Exchange or the Mexican central securities depository experi-

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ence interruptions in operations related to the Y2K, the Fund may be unable to engage in certain securities transactions. Similarly, the efficient operations of the Fund and the Adviser are significantly dependent on the technology in-frastructure of Mexico, including telephone and electrical systems. Y2K prob-lems related to these factors are outside of the control of either the Fund or the Adviser. The Fund also relies on third party services for transfer agency, custody, brokerage, and securities lending services, among others. Despite the Fund's continuing ef-forts to assess the Y2K readiness of these service providers, there can be no assurance that such service providers will not experience Y2K problems that may adversely affect the Fund.

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

  If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

  The Fund's Board of Directors and Officers extend to all of you their best wishes for the Holiday Season and for a very prosperous year 2000.

Sincerely yours,


/s/ Jose Luis Gomez Pimienta          /s/ Juan Gallardo T.
Jose Luis Gomez Pimienta              Juan Gallardo T.
President                             Chairman of the Board


December 20, 1999.

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Description of the Fund's Ten Largest Holdings as of October 31, 1999

1. Telefonos de Mexico, S.A. de C.V. (10.47%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data, and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunications services in Latin America.

2. Cifra, S.A. de C.V. (8.53%)

  Cifra is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is now a subsidiary of the US firm Wal-Mart Stores, Inc. At the end of 1998, Cifra had a total of 414 units in Mexico, which included supermarkets, retail stores and restaurants.

3. Grupo Modelo, S.A. de C.V. (7.53%)

  Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

4. Carso Global Telecom, S.A. de C.V. (6.83%)

  This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the US, began trading on NASDAQ in February 1999.

5. Kimberly Clark de Mexico, S.A. de C.V. (6.81%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

6. Cemex, S.A. de C.V. (6.25%)

  Cemex is the largest cement company in the Americas and one of the three largest in the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and the Dominican Re-public and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

7. Grupo Industrial Bimbo, S.A. de C.V. (4.84%)

  Bimbo is the most important food producer in Mexico and one of the largest in Latin America. The company is dedicated to the production, distribution and sale of bread, cookies, cakes, candies, chocolates, snacks, tortillas and processed foods. Bimbo is the leader in the Mexican bread market and has the largest distribution network in the country. Since 1989, Bimbo has expanded its operations to the United States and Central and South America.

8. Fomento Economico Mexicano, S.A. de C.V. (4.78%)

  Femsa is the largest totally integrated producer of soft drinks and beer in Mexico, and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

9. Apasco (4.40%)

  The Apasco Group is an organization founded in 1928, dedicated to the pro-duction and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market presence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

10. Grupo Carso, S.A. de C.V. (4.36%)

  Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The company holds large market shares in most of the businesses in which it participates and its strategy consists of acquiring controlling interests in undervalued companies to maximize their long-term growth and value.

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The Mexico Fund, Inc.
Report of Independent Public Accountants
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To the Shareholders of
The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of invest-ments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1999, in conformity with generally accepted ac-counting principles.
                                                               ARTHUR ANDERSEN

New York, N.Y.
December 1, 1999

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The Mexico Fund, Inc.
Schedule of Investments as of October 31, 1999
--------------------------------------------------------------------------------

                                                                                   Percent
                          Shares                                         Value     of Net
 Industries                Held      Common Stock (94.27%)    Series   (Note 1)    Assets
------------------------------------------------------------------------------------------
                                   Coca-Cola Femsa, S.A. de
 Beverages               4,850,000  C.V. ..................      L   $   6,640,241   0.67%
                                   Embotelladoras Argos,
                         6,180,000  S.A. ..................      B       5,773,658   0.58
                                   Fomento Economico
                                    Mexicano, S.A. de
                        14,500,000  C.V. ..................    UBD      47,292,447   4.78
                                   Grupo Continental,
                        11,400,000  S.A. ..................      *      12,808,989   1.30
                                   Grupo Modelo, S.A. de
                        30,500,000  C.V. ..................      C      74,409,592   7.53
                                                                     -------------  -----
                                                                       146,924,927  14.86
------------------------------------------------------------------------------------------
 Cement
  Industry               8,200,000 Apasco, S.A. de C.V. ...      *      43,508,115   4.40
                        13,700,000 Cemex, S.A. de C.V. ....    CPO      61,786,829   6.25
                                                                     -------------  -----
                                                                       105,294,944  10.65
------------------------------------------------------------------------------------------
                                   Carso Global Telecom,
 Communications     (a) 10,036,994  S.A. de C.V. ..........     A1      67,560,707   6.83
                    (a)  1,657,000 Grupo Televisa, S.A. ...    CPO      35,081,097   3.55
                                   Telefonos de Mexico,
                         9,500,000  S.A. de C.V. ..........      A      40,324,594   4.08
                                   Telefonos de Mexico,
                        14,855,000  S.A. de C.V. ..........      L      63,209,478   6.39
                                                                     -------------  -----
                                                                       206,175,876  20.85
------------------------------------------------------------------------------------------
 Conglomerates          10,150,001 Alfa, S.A. de C.V. .....      A      39,018,158   3.95
                         2,011,000 Cydsa, S.A. ............      A       2,406,003   0.24
                         5,335,950 Desc, S.A. de C.V. .....      A       4,052,480   0.41
                        36,521,000 Desc, S.A. de C.V. .....      B      29,636,267   3.00
                                   Grupo Carso, S.A. de
                    (a) 10,264,000  C.V. ..................     A1      43,140,408   4.36
                                   Grupo Imsa, S.A. de
                         3,105,000  C.V. ..................    UBC       5,252,528   0.53
                    (a)  1,520,000 Savia, S.A. de C.V. ....      A       8,128,173   0.83
                         4,000,000 Vitro, S.A. ............      A       5,243,446   0.53
                                                                     -------------  -----
                                                                       136,877,463  13.85
------------------------------------------------------------------------------------------
 Construction &                    Consorcio ARA, S.A. de
 Housing            (a)  6,600,000  C.V. ..................      *       7,429,463   0.75
                                   Corporacion Geo, S.A. de
                    (a)  2,480,000  C.V. ..................      B       6,282,564   0.64
                                   Empresas ICA, Sociedad
                                    Controladora, S.A. de
                        12,600,000  C.V. ..................      *       5,453,184   0.55
                                                                     -------------  -----
                                                                        19,165,211   1.94
------------------------------------------------------------------------------------------
 Consumer
 Products for                      Kimberly-Clark de
 Personal Care          21,000,000  Mexico, S.A. de C.V. ..      A      67,290,886   6.81
------------------------------------------------------------------------------------------
                                   Corporacion
                                    Interamericana de
                                    Entretenimiento, S.A.
 Entertainment      (a)  4,604,495  de C.V. ...............      B      12,454,939   1.26
                                   Corporacion
                                    Interamericana de
                                    Entretenimiento, S.A.
                    (a)    895,000  de C.V. ...............      L       2,327,819   0.24
                    (a)  1,000,000 ECE, S.A. de C.V. ......      *         192,468   0.02
                                                                     -------------  -----
                                                                        14,975,226   1.52
------------------------------------------------------------------------------------------
 Financial                         Grupo Financiero
  Groups                 4,227,000  Inbursa, S.A. de C.V. .      O      14,644,101   1.48
                                   Grupo Financiero
                                    Inverlat Recovery
                 (a)(b)         --  Trust..................                    --    0.00
                                                                     -------------  -----
                                                                        14,644,101   1.48
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 1999 -- (Continued)
-------------------------------------------------------------------------------

                                                                                Percent
                                                                      Value     of Net
 Industries          Shares Held Common Stock (Continued)   Series   (Note 1)   Assets
---------------------------------------------------------------------------------------
                                 Grupo Bimbo, S.A. de
 Food                 26,090,000  C.V. ..................      A     47,826,238   4.84%
                                 Grupo Industrial Maseca,
                      17,000,000  S.A. de C.V. ..........      B      8,188,722   0.83
                                                                   ------------ ------
                                                                     56,014,960   5.67
---------------------------------------------------------------------------------------
                                 Seguros Comercial
 Insurance       (a)     990,000  America, S.A. de C.V. .      B      3,398,876   0.34
---------------------------------------------------------------------------------------
 Iron & Steel
  Industry       (a)   2,600,000 Hylsamex, S.A. de C.V. .    BCP      6,897,628   0.70
                                 Tubos de Acero de
                       1,115,000  Mexico, S.A. ..........      *     12,006,086   1.21
                                                                   ------------ ------
                                                                     18,903,714   1.91
---------------------------------------------------------------------------------------
 Mining                          Grupo Mexico, S.A. de
  Industry             7,000,000  C.V. ..................      B     25,343,321   2.56
                                 Industrias Penoles, S.A.
                       3,096,000  de C.V. ...............      *      9,759,551   0.99
                                                                   ------------ ------
                                                                     35,102,872   3.55
---------------------------------------------------------------------------------------
 Retail Trade    (a)  16,232,807 Cifra, S.A. de C.V. ....      C     25,095,663   2.54
                 (a)  37,723,784 Cifra, S.A. de C.V. ....      V     59,262,291   5.99
                                 Controladora Comercial
                                  Mexicana, S.A. de
                      11,250,000  C.V. ..................    UBC      9,316,479   0.94
                                 Grupo Sanborns, S.A. de
                 (a)   2,992,000  C.V. ..................    B-1      4,357,886   0.44
                                 Organizacion Soriana,
                       2,100,000  S.A. de C.V. ..........      B      7,799,625   0.79
                                                                   ------------ ------
                                                                    105,831,944  10.70
---------------------------------------------------------------------------------------
                                 Corporacion Mexicana de
                                  Restaurantes, S.A. de
 Service         (a)   7,822,000  C.V. ..................      B      1,383,417   0.14
---------------------------------------------------------------------------------------
                                 Total Common Stock
                                  (Identified Cost--
                                  $512,073,469)..........          $931,984,417  94.27
---------------------------------------------------------------------------------------
                                                                                Percent
                        Face       Short-Term Securities              Value     of Net
 Securities             Value             (4.95%)                    (Note 1)   Assets
---------------------------------------------------------------------------------------
                     $48,915,777 Bancomer, S.A., 15.90%,
                                  dated 10/29/99, due
                                  11/01/99, repurchase
                                  price $48,980,590,
 Repurchase                       collateralized by
 Agreements                       Bondes.................          $ 48,915,777   4.95%
---------------------------------------------------------------------------------------
                                 Total Short-Term
                                  Securities (Identified
                                  Cost--$48,915,777).....            48,915,777   4.95
                                 Total Investments
                                  (Identified Cost--
                                  $560,989,246)..........           980,900,194  99.22
                                 Other Assets in Excess
                                  of LIabilities.........             7,726,596   0.78
                                                                   ------------ ------
                                 Net Assets (Equivalent
                                  to $19.57 per share on
                                  50,506,925 Shares of
                                  Capital Stock
                                  Outstanding)...........          $988,626,790 100.00%
                                                                   ------------ ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $512,073,469)......  $931,984,417
 Short term securities (identified cost --
   $48,915,777)......................................    48,915,777
                                                       ------------
  Total investments (identified cost --
    $560,989,246)....................................               $980,900,194
Receivables from securities sold.....................                 11,333,718
Prepaid Mexican withholding taxes (Note 1)...........                     93,791
Interest receivable..................................                     64,813
                                                                    ------------
  Total assets.......................................                992,392,516
                                                                    ------------
Liabilities:
Payables for securities purchased....................                  2,842,376
Investment adviser (Notes 2 and 3)...................                    663,743
Accrued expenses and other liabilities...............                    259,607
                                                                    ------------
  Total liabilities..................................                  3,765,726
                                                                    ------------
Net Assets -- Equivalent to $19.57 per share on
 50,506,925 shares of capital stock outstanding (Note
 7)..................................................               $988,626,790
                                                                    ============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends...........................................  $16,747,869
 Interest and discounts earned.......................   12,473,099
 Income from securities loaned, net..................      457,110
                                                       -----------
 Total income........................................               $ 29,678,078
Expenses:
 Investment advisory fee (Note 2)....................    6,403,963
 Administrative services (Note 3)....................      350,000
 Value-added taxes (Note 1)..........................    1,038,707
 Printing, distribution and mailing of shareholder
  reports............................................      256,550
 Legal fees..........................................      403,264
 Directors' fees.....................................      156,000
 Directors' expenses.................................       43,893
 Accounting and audit fees...........................      113,108
 Custodian fees (Note 5).............................       87,268
 Transfer agent and dividend disbursement fees.......       21,000
 Shareholders' information...........................      224,779
 Stock exchange fees.................................       51,179
 Miscellaneous.......................................      139,878
                                                       -----------
 Operating expenses..................................                  9,289,589
                                                                    ------------
 Net investment income (Note 1)......................                 20,388,489
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales.................................   57,023,603
 Cost of securities sold.............................   53,748,834
                                                       -----------
 Net realized gain on investments....................    3,274,769
 Net realized loss from foreign currency                (2,167,235)
  transactions.......................................
                                                       -----------
 Net realized gain on investments and foreign
  currency transactions..............................                  1,107,534
Increase (decrease) in net unrealized gain (loss) on
 investments and translation of assets and
 liabilities in foreign currency:
Investments:
 End of period (Note 6)..............................  419,910,947
 Beginning of period.................................  218,282,123
                                                       -----------
 Increase in net unrealized gain on investments......  201,628,824
Translation of assets and liabilities in foreign
 currency:
 End of period.......................................     (304,016)
 Beginning of period.................................   (4,955,696)
                                                       -----------
 Decrease in net unrealized loss on translation of
  assets and liabilities in foreign currency.........    4,651,680
                                                       -----------
 Increase in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency...........................................                206,280,504
                                                                    ------------
Net increase in Net Assets Resulting from Operations.               $227,776,527
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                               For the            For the
                                              Year Ended         Year Ended
                                           October 31, 1999   October 31, 1998
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income....................    $ 20,388,489      $  19,480,793
Net realized gain (loss) on investments
 and foreign currency transactions.......       1,107,534        (61,371,108)
Net increase (decrease) in unrealized
 gain on investments and translation of
 assets and liabilities in foreign
 currency................................     206,280,504       (316,063,430)
                                             ------------      -------------
Net increase (decrease) in net assets
 resulting from operations...............     227,776,527       (357,953,745)
Dividends to shareholders from net
 investment income.......................     (22,925,093)       (11,616,592)
Dividends to shareholders from net
 realized gain on investments............              -         (29,625,602)
Net increase in capital stock (Note 7)...              -          15,078,787
                                             ------------      -------------
 Total increase (decrease) in net assets.     204,851,434       (384,117,152)
Net Assets:
Beginning of period......................     783,775,356      1,167,892,508
                                             ------------      -------------
End of period............................    $988,626,790 (A)  $ 783,775,356 (A)
                                             ============      =============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(10,886,545) as of October 31, 1999 and $(6,182,706) as of October 31, 1998.

--------------------------------------------------------------------------------

                                      For the Year Ended October 31,
The Mexico Fund, Inc.    ------------------------------------------------------------------
Financial Highlights       1999      1998         1997       1996      1995         1994
---------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period.... $  15.52  $  23.49    $    17.33  $  13.80  $  33.48    $    28.88
                         --------  --------    ----------  --------  --------    ----------
 Net investment income
  (Note 1)..............     0.40      0.39**        0.40      0.50      0.59**        0.21**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note1)......     4.10     (7.48)**       6.16      3.46    (19.21)**       4.89**
                         --------  --------    ----------  --------  --------    ----------
Total from investments
 operations.............     4.50     (7.09)**       6.56      3.96    (18.62)**       5.10**
                         --------  --------    ----------  --------  --------    ----------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....    (0.45)    (0.23)        (0.38)    (0.43)      --          (0.27)
 Distributions to common
  shareholders from net
  capital gains.........      --      (0.60)        (0.02)      --      (0.01)        (0.23)
                         --------  --------    ----------  --------  --------    ----------
Total dividends and
 distributions..........    (0.45)    (0.83)        (0.40)    (0.43)    (0.01)        (0.50)
                         --------  --------    ----------  --------  --------    ----------
 Tax return of capital..      --        --            --        --      (0.05)          --
                         --------  --------    ----------  --------  --------    ----------
 Capital charge
  resulting from
  issuance of fund
  shares................      --      (0.05)          --        --      (1.00)          --
                         --------  --------    ----------  --------  --------    ----------
 Net asset value, end of
  period................ $  19.57  $  15.52    $    23.49  $  17.33  $  13.80    $    33.48
                         ========  ========    ==========  ========  ========    ==========
 Market value per share,
  end of period......... $  14.31  $  11.25    $    18.69  $  14.13  $  12.25    $    31.38
                         ========  ========    ==========  ========  ========    ==========
Total investment return
 based on market value
 per share..............   31.92%   (36.70%)       35.03%    18.77%   (60.79%)       15.39%
Ratios to Average Net
 Assets:
 Expenses...............    0.98%     0.93%         0.91%     1.00%     1.14%         0.92%
 Net investment income..    2.14%     1.87%         1.80%     2.93%     3.24%         0.63%
Supplemental Data:
 Net assets at end of
  period (in 000's)..... $988,627  $783,775    $1,167,893  $861,750  $685,896    $1,248,094
 Portfolio turnover
  rate..................    6.40%     3.69%         7.58%     9.57%    10.61%         3.89%

--------
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                         (Amounts in thousands, except per share amounts)
                          -----------------------------------------------------------------------------------
                            Quarter Ended        Quarter Ended         Quarter Ended        Quarter Ended
                              10/31/1999           07/31/1999            04/30/1999           01/31/1999
                          ------------------- --------------------- --------------------- -------------------
                           Total    Per Share   Total     Per Share   Total     Per Share  Total    Per Share
                          --------  --------- ----------  --------- ----------  --------- --------  ---------
Investment Income.......  $  3,617   $ 0.08   $    9,222   $ 0.18   $    5,166   $ 0.10   $ 11,673   $ 0.23
Net Investment Income...  $  1,220   $ 0.02   $    6,597   $ 0.13   $    3,035   $ 0.06   $  9,536   $ 0.19
Net realized gain (loss)
 on investments.........  $  1,038   $ 0.01   $    2,498   $ 0.05   $      (65)  $ 0.00   $   (196)  $ 0.00
Net realized (loss) gain
 from foreign currency
 transactions...........  $   (446)  $(0.01)  $    2,389   $ 0.05   $     (944)  $(0.02)  $ (3,166)  $(0.06)
(Decrease) increase in
 net unrealized gain on
 investments............  $(50,077)  $(0.99)  $  (59,737)  $(1.18)  $  316,815   $ 6.27   $ (5,373)  $(0.11)
(Decrease) increase in
 net unrealized gain on
 translation of assets
 and liabilities in
 foreign currency.......  $   (925)  $(0.02)  $   (3,176)  $(0.06)      $5,675   $ 0.11   $  3,078   $ 0.06
Net asset value.........  $988,627   $19.57   $1,047,155   $20.73   $1,098,585   $21.75   $774,070   $15.33

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements--
October 31, 1999
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments
traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted aver-age for the last ten minutes of operations in any business day. Short-term se-curities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not repre-sent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.


 Foreign Currency -- The fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at October 31, 1999 was Ps. 9.612 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, re-alization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 1999, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund proposed by the Fund's Investment Adviser. The Board also approved Merrill Lynch Portfolio Services, Inc. (MLPS) as the lending agent for the Fund. From August 1998 un-til August 1999, the Fund was lending part of its portfolio securities to ap-proved financial institutions, provided that the market value of securities loaned did not at any time exceed one-third of the Fund's total assets. The Fund continued to receive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that occurred during the term of the loan

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
was accounted for by the Fund. The Fund earned interest on the investment of the collateral received for the securities loaned. The Fund rebated a portion of the interest earned on the investment of collateral to the borrower, and paid a commission to the lending agent. Under the agreement, MLPS also reim-bursed to the Fund the custodian fees. The net income under this program (in-cluding the custodian fees reimbursed) is shown in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securi-ties, each loan was collateralized by U.S. dollars (cash), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or ir-revocable stand-by letters of credit issued by U.S. banks. The collateral was maintained at all times in an amount equal to at least 105 percent of the cur-rent market value of the loaned securities.

 In August 1999, the engagement of MLPS was terminated when MLPS sold its secu-rities lending business. The Fund's investment adviser is evaluating other agents in order to resume this source of income during fiscal 2000.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accor-dance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2000. The annual fee pay-able to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental author-ities gave approval to the Trustee for the transfer of the total assets and li-abilities of the Trust to the Fund. On February 27, 1998, the Fund's sharehold-ers approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mex-ican pesos, which currently translates to approximately $49,417. Due to the na-ture of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

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6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $58,928,125
                                                                    -----------
  Total Purchases.................................................. $58,928,125
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $57,023,603
                                                                    -----------
  Total Sales...................................................... $57,023,603
                                                                    ===========

 As of October 31, 1999, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $419 million, of which approximately $478 million related to appreciated securities and approx-imately $59 million related to depreciated securities. The aggregate cost of investments in common stocks at October 31, 1999 for Federal income tax pur-poses was approximately $513 million.

7. Capital Stock:

 At October 31, 1999, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan un-less they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $ 29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $ 15,078,787.

 As of October 31, 1999, net assets were comprised of the following:

Common Stock.................................................. $ 50,506,925
Additional paid-in capital....................................  576,466,300
Accumulated net investment loss...............................  (10,886,545)
Accumulated net realized loss on investments..................  (47,066,821)(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency...................  419,606,931
                                                               ------------
                                                               $988,626,790
                                                               ============

-------
(A) ($55,728,062) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with generally accepted accounting principles. For the year ended October 31, 1999, dividends to shareholders from net investment income are in excess of net investment income as presented in the statement of operations due to a book-tax temporary difference.

 Accumulated net realized (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at October 31, 1999 of approximately $55,728,000 expiring in 2007.

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9. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of cap-ital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of Octo-ber 31, 1999, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA will be transferred to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.